Exhibit 99.1

Provista Diagnostics, Inc.

Financial Statements

December 31, 2020 and 2019

CONTENTS
INDEPENDENT AUDITORS’ REPORT	1 - 2
FINANCIAL STATEMENTS
Balance Sheets	3
Statements of Operations	4
Statements of Changes in Stockholder’s Equity	5
Statements of Cash Flows	5 - 6
Notes to Financial Statements	7 - 13

INDEPENDENT AUDITORS’ REPORT

Provista Diagnostics, Inc.

Tel Aviv, Israel

We have audited the accompanying financial statements of Provista Diagnostics, Inc., which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in stockholder’s equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

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Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Provista Diagnostics, Inc. as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Kaufman, Rossin & Co., P.A.

June 30, 2021
Miami, Florida

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PROVISTA DIAGNOSTICS, INC.

BALANCE SHEETS

DECEMBER 31, 2020 AND 2019

	2020	2019
ASSETS
CURRENT ASSETS
Cash	$17,522	$11,596
Accounts receivable (Note 5)	144,470	-
Prepaid expenses	9,967	2,601
Total current assets	171,959	14,197
PROPERTY AND EQUIPMENT, NET (NOTE 4)	195,833	245,833
SECURITY DEPOSITS	3,225	-
	$371,017	$260,030
LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities (Note 5)	$74,999	$-
Due to related party (Note 5)	48,559	17,197
Total current liabilities	123,558	17,197
COMMITMENT AND CONTINGENCY (NOTE 6)
STOCKHOLDER’S EQUITY
Common stock, $.001 par value, 1,000 shares authorized, 1,000 issued and outstanding	1	1
Additional paid-in capital	299,999	249,999
Accumulated deficit	(52,541)	(7,167)
Total stockholder’s equity	247,459	242,833
	$371,017	$260,030

See accompanying notes.

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PROVISTA DIAGNOSTICS, INC.

STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
REVENUES (NOTE 5)	$609,784	$-
OPERATING EXPENSES (NOTE 5)	655,158	328,037
LOSS FROM OPERATIONS	(45,374)	(328,037)
INTEREST EXPENSE	-	(1,191,964)
NET LOSS	$(45,374)	$(1,520,001)

See accompanying notes.

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PROVISTA DIAGNOSTICS, INC.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

YEARS ENDED DECEMBER 31, 2020 AND 2019

	Preferred Stock (Note 3)		Common stock *
	Shares issued and outstanding	Amount	Shares issued and outstanding	Amount	Additional paid-in capital	Accumulated deficit	Total
Balances - December 31, 2018	35,989,566	$3,599	15,806,700	$1,581	$37,014,361	$(53,690,277)	$(16,670,736)
Conversion of debt (Note 3)	18,183,570	18,184	-	-	18,165,386	-	18,183,570
Retirement of shares upon merger (Note 3)	(54,173,136)	(21,783)	(15,806,700)	(1,581)	(55,179,747)	55,203,111	-
Issuance of shares upon merger (Note 3)	-	-	1,000	1	(1)	-	-
Contributions (Note 3)	-	-	-	-	250,000	-	250,000
Net loss	-	-	-	-	-	(1,520,001)	(1,520,001)
Balances - December 31, 2019	-	-	1,000	1	249,999	(7,167)	242,833
Contributions	-	-	-	-	50,000	-	50,000
Net loss	-	-	-	-	-	(45,374)	(45,374)
Balances - December 31, 2020	-	$-	1,000	$1	$299,999	$(52,541)	$247,459

* 1,000 shares authorized at June 11, 2019, $0.001 par value (Note 3)

See accompanying notes.

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PROVISTA DIAGNOSTICS, INC.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(45,374)	$(1,520,001)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	50,000	4,167
Accrued interest on convertible debt	-	1,191,541
Changes in operating assets and liabilities:
Accounts receivable	(144,470)	-
Other receivables	-	180,911
Prepaid expenses	(7,366)	27,146
Security deposits	(3,225)	-
Accounts payable and accrued liabilities	74,999	(106,930)
Due to related party	31,362	17,197
Total adjustments	1,300	1,314,032
Net cash used in operating activities	(44,074)	(205,969)
CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions	50,000	-
NET CHANGE IN CASH	5,926	(205,969)
CASH - BEGINNING	11,596	217,565
CASH - ENDING	$17,522	$11,596
Supplemental Disclosure of Cash Flow Information:
Interest paid	$-	$-
Income taxes paid	$-	$-

Supplemental Disclosure of Noncash Financing and Investing Activities:

During the year ended December 31, 2019, capital assets with a net book value of $250,000 were contributed to the Company (Note 3).

In connection with the 2019 merger of the Company (Note 3), outstanding bridge notes and accrued interest aggregating $18,183,570, were converted to Series B-1 preferred shares. Simultaneously, all outstanding common and preferred shares aggregating $55,203,111, were cancelled and retired.

See accompanying notes.

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PROVISTA DIAGNOSTICS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business Activity

Provista Diagnostics, Inc. ( “Provista” or the “Company”) was incorporated in the state of Nevada on November 12, 2009 and subsequently converted to a Delaware corporation on February 8, 2012. The Company operates a laboratory for purposes of test validation and commercialization activities related to the distribution and sampling of COVID-19 testing. The Company’s principal office location and laboratory is located in Alpharetta, Georgia.

Cash

From time to time, the Company maintains cash balances with financial institutions in excess of federally insured limits.

Accounts Receivable

Accounts receivable are uncollateralized customer obligations due under normal trade terms. The carrying amount of accounts receivable may be reduced by an allowance that reflects management’s best estimate of the amounts that will not be collected. Management individually reviews all accounts receivable balances and based on assessment of current credit worthiness, estimates the portion, if any, of the balance that will not be collected. All accounts or portions thereof determined to be uncollectible are written off to the allowance for doubtful accounts. As management believes that the accounts are fully collectible and are therefore stated at net realizable value, management has not recorded an allowance for doubtful accounts.

Revenue Recognition

The Company’s revenue is principally derived from services provided under laboratory consulting and service agreements with its customers, and is recognized in accordance with, Accounting Standards Update (“ASU”) No. 2014-09, “Revenues from Contracts with Customers” (“ASC Topic 606”). The Company has two agreements, a laboratory consulting agreement that contains a stand ready obligation, and a laboratory services agreement with a fee for service arrangement.

Under the laboratory consulting agreement, the Company is responsible for test validation and commercialization activities related to the distribution and sample processing of COVID-19 tests. The single performance obligation in this contract is a stand-ready obligation as the Company must provide a service of standing ready to provide services, as and when the customer decides. Revenues are recognized over time as the customer simultaneously receives and consumes the benefits provided as the Company performs the services. The Company uses an output method (time-elapsed) to measure its progress and performance toward satisfaction of the performance obligation as time elapsed represents the work performed over the time period, which corresponds with, and thereby best depicts, the transfer of control to the client. Revenues are recognized using a straight-line measure of progress as the control of the services is provided to the customer ratably over the term of the contract. The Company typically invoices its customers on a monthly basis with payment terms that provide customers pay within 30 days of invoice. Amounts that have been invoiced are recorded in accounts receivable and in unearned revenue or revenue, depending on whether transfer of control to customers has occurred. During the year ended December 31, 2020, revenues related to this revenue stream amounted to $450,000.

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NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Under the fee for service agreement, the Company is responsible for running a polymerase chain reaction molecular test to detect COVID-19. Under the fee for service agreement, the Company has a single performance obligation that constitutes delivering the results of the COVID-19 test. The Company receives a fixed amount per test performed. The transaction price is fixed and recognized at a point in time when the test results are delivered. During the year ended December 31, 2020, revenues related to this revenue stream amounted to approximately $95,000.

The Company also derives revenues from markups on expense reimbursements. These amounts are recognized at a point in time when reimbursable expenses are paid by the Company. During the year ended December 31, 2020, revenues related to this revenue stream amounted to approximately $65,000.

Major Customers

Two customers, one of which during 2021 became a related party (Note 5), accounted for all revenue earned during the year ended December 31, 2020, as well as all accounts receivable outstanding as of December 31, 2020.

Property and Equipment

Property and equipment is recorded at cost. Expenditures for major betterments and additions are charged to the asset accounts, while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are charged to expense as incurred.

Depreciation

Depreciation of property and equipment is computed using straight-line methods over the estimated useful lives of the assets, which is five years.

Income Taxes

The Company accounts for income taxes under the liability method whereby deferred tax assets and liabilities are provided for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Deferred tax assets, net of a valuation allowance, are recorded when management believes it is more likely than not that the tax benefits will be realized. Realization of the deferred tax assets is dependent upon generating sufficient taxable income in the future. The amount of deferred tax asset considered realizable could change in the near term if estimates of future taxable income are modified.

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NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company assesses its tax positions in accordance with “Accounting for Uncertainties in Income Taxes” as prescribed by the Accounting Standards Codification, which provides guidance for financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in a tax return for open tax years (generally a period of three years from the later of each return’s due date or the date filed) that remain subject to examination by the Company’s major tax jurisdictions.

The Company assesses its tax positions and determines whether it has any material unrecognized liabilities for uncertain tax positions. The Company records these liabilities to the extent it deems them more likely than not to be incurred. Interest and penalties related to uncertain tax positions, if any, would be classified as a component of income tax expense.

The Company believes that it does not have any significant uncertain tax positions requiring recognition or measurement in the accompanying financial statements.

Advertising Costs

Advertising costs are charged to operations as incurred and are included in operating expenses. The amounts charged for the years ended December 31, 2020 and 2019 were approximately $14,000 and $4,000, respectively.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the balance sheet dates and the reported amounts of revenues and expenses for the years presented. Actual results could differ from those estimates.

NOTE 2. ECONOMIC DEPENDENCY

All of the Company’s revenues are derived from agreements with two customers. The Company has incurred continuous losses, negative cash flows from operations and has equity of $247,458 as of December 31, 2020. In the absence of achieving profitable operations, the Company is dependent on continued financing from its parent company.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts of liabilities that might be necessary should the Company be unable to continue as a going concern.

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NOTE 3. CORPORATE TRANSACTIONS

Ascenda Biosciences LLC Merger

Effective June 11, 2019, the Company, Provista Acquisition, Inc. and Talpina Holdings LLC, the majority 51% stockholder of the Company at that time, entered into a merger agreement with Ascenda Biosciences LLC (“Ascenda”), an unrelated party, for purposes of transferring all ownership of the Company to Ascenda (the “Merger”). Upon consummation of the Merger, each of the Company’s stockholders’ shares of common and preferred stock were cancelled and retired, with holders of preferred shares in receipt of a pro-rata portion of the Merger’s consideration, amounting to approximately $322,000, after payment of transaction costs, which was paid directly to the stockholders by Ascenda. Prior to the merger, preferred stock consisted of the following:

Series A-1 - Between February 2012 and April 2013, an aggregate of 14,500,973 Series A-1 preferred shares were issued for $13,485,906. These preferred shares were convertible into common stock and included a warrant to acquire Series A-2 preferred stock at $1, expiring between February 2015 through March 2017.

Series A-2 - Between February 2015 and April 2016, warrants issued with the Series A-1 preferred shares were exercised for an aggregate of 10,877,308 Series A-2 preferred shares at $1 per share or incentivized prices ranging from $0.917 to $0.98, aggregating $10,466,980.

Series B-1 - During April 2014, 6,000,000 Series B-1 preferred shares were issued for $6,000,000. These preferred shares were convertible into common stock and included a warrant to acquire Series B-2 preferred stock at $1.25, expiring March 2017.

Series B-2 - During March 2016, warrants issued with the Series B-1 preferred shares were exercised for an aggregate of 4,611,285 Series B-2 preferred shares at an incentivized price per share of $1.11,aggregating $5,100,990.

Additionally, prior to the Merger, the Company entered into various note purchase agreements (“Notes”) for bridge financing with existing stockholders of the Company from October 2016 through May 2018, aggregating approximately $13,563,000. The notes provided for interest accruing at 15% per annum, either converted to equity or paid upon repayment of the Notes. The Notes were due on demand upon maturity, between April 13, 2017 and September 30, 2017 unless the Company consummated a Qualified Financing or Change in Control, as defined. The Notes also contained various conversion features. On June 11, 2019, in connection with the Merger, the Notes, as well as accrued interest thereon of approximately $4,621,000, were converted into series B-1 preferred stock, aggregating approximately $18,184,000, and subsequently cancelled and retired after conversion. Approximately $1,192,000 of interest expense was incurred on these Notes during the year ended December 31, 2019.

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NOTE 3. CORPORATE TRANSACTIONS (Continued)

Strategic Investment Holdings, LLC Stock Transfer

On November 29, 2019, the Board of Ascenda’s owner, Strategic Investment Holdings, LLC (“Strategic Investments”), agreed that whereby in an effort to relieve Ascenda of certain obligations due to Strategic Investments, Ascenda would transfer its ownership in the Company to Strategic Investments, in addition to transferring certain professional licenses and laboratory equipment to the Company. As a result of this action, effective December 30, 2019, the Company entered to an asset purchase agreement with Ascenda, for the acquisition of such capital assets, as well as rights to an existing lease agreement with Ascenda and an unrelated lessor for no consideration. No other assets were acquired and no liabilities were assumed by the Company. The Company recorded the contribution of the capital assets at the estimated fair value of $250,000.

NOTE 4. PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2020 and 2019 consisted of the following:

	2020	2019

Laboratory equipment	$237,366	$237,366
Furniture and fixtures	12,634	12,634
	250,000	250,000
Less: accumulated depreciation	54,167	4,167
	$195,833	$245,833

Depreciation expense amounted to $50,000 and $4,167 for the years ended December 31, 2020 and 2019, respectively.

NOTE 5. RELATED PARTY TRANSACTIONS

Due to Related Party

Ascenda provides the Company certain management and administrative services. During 2020 and 2019, Ascenda charged the Company approximately $63,000 and $27,000, respectively, related to these services. As of December 31, 2020 and 2019, $48,559 and $17,197, respectively, is due to Ascenda related to the reimbursement for these services.

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NOTE 5. RELATED PARTY TRANSACTIONS (Continued)

Laboratory Consulting Agreement

On April 2, 2020, the Company entered into a laboratory consulting agreement with Emerald Organic Products, Inc. (“Emerald”), Todos Medical, Ltd (“Todos”) and Corona Diagnostics, LLC (“CD”) collectively referred to as the “Lab Customers”. Under the terms of the agreement, the Lab Customers pay the Company a fee of $50,000 per month for use of the Company’s laboratory, as well as expense reimbursement for various operational costs including payroll and benefits, property and equipment purchases, IT support, marketing and advertising, travel, and laboratory supplies and services, among other expenses. As of December 31, 2020, amounts due from the Lab Customers related to this agreement amounted to $109,632, which is included as a component of accounts receivable in the accompanying balance sheets. For the year ended December 31, 2020, revenues related to this agreement amounted to $514,947.

On April 19, 2021, Todos entered into an agreement to purchase all the outstanding shares of the Company from Strategic Investments, the sole owner of all the outstanding securities of the Company, for $7,500,000.

NOTE 6. COMMITMENT AND CONTINGENCY

Lease Commitment

The Company leases laboratory facilities under a non-cancelable operating lease expiring in 2023. A portion of the rent is reimbursed by Ascenda (Note 5). The lease is guaranteed by an unrelated individual.

The approximate future minimum rentals under these leases for the years subsequent to December 31, 2020 are as follows:

2021	$122,000
2022	127,000
2023	32,000
$281,000

Rent expense, net of reimbursements from Ascenda, amounted to $59,768 for the year December 31, 2020.

Global Pandemic

In March 2020 the World Health Organization declared the novel strain of coronavirus (COVID-19) a global pandemic and recommended containment and mitigation measures worldwide. Although, as of the date of issuance of these financial statements, this pandemic has not had a material adverse affect upon the Company, future potential impact, if any, can not be determined at this time.

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NOTE 7. INCOME TAX PROVISION (BENEFIT)

The effective tax rates for the years ended December 31, 2020 and 2019, differed from the maximum federal statutory tax rate principally due to state income tax benefits and changes in the deferred tax asset valuation allowance.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon historical taxable losses and projections for future taxable income, management believes as of December 31, 2020 and 2019 it is more likely than not that the Company will not realize the benefits of these deductible differences, and as a result, a valuation allowance has been recorded.

Deferred income tax assets and liabilities at December 31, 2020 and 2019 consisted of the following:

	2020	2019

Deferred tax assets (liabilities):
Net operating loss carryforwards	$3,626,000	$3,606,000
R&D tax credit	1,825,000	1,825,000
Charitable contributions	8,000	8,000
Capitalized legal fees	20,000	21,000
Depreciable assets	(19,000)	(11,000)
	5,460,000	5,449,000
Less: valuation allowance	(5,460,000)	(5,449,000)
Deferred tax asset, net	$-	$-

As of December 31, 2020, the Company had approximately $54,258,000 in Federal net operating loss carryforwards, with $8,722,000 available for use to offset taxable income in future years due to IRC Section 382 limitations.

NOTE 8. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through June 30, 2021, which is the date the accompanying financial statements were available to be issued.

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